SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         CLOVER COMMUNITY BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        CLOVER COMMUNITY BANKSHARES, INC.
                            NOTICE OF ANNUAL MEETING


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Clover Community Bankshares, Inc. will be held at Clover Community Bank, 124 North Main Street, Clover, South Carolina, on Monday, April 21, 2003, at 7:00 p.m., for the following purposes:

          (1)  To elect eight directors to each serve a one-year term; and

          (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 7, 2003, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

         Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

         Included with this notice is the Company's 2003 Proxy Statement. Also included is the Company's 2002 Annual Report to Shareholders.

                                           By Order of the Board of Directors



March 28, 2003                             Gwen M. Thompson
                                           President and Chief Executive Officer

                        CLOVER COMMUNITY BANKSHARES, INC.
                              124 NORTH MAIN STREET
                          CLOVER, SOUTH CAROLINA 29710
                                 (803) 222-7660


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Clover Community Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 7:00 p.m. on Monday, April 21, 2003 at Clover Community Bank, 124 North Main Street, Clover, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement is furnished on or about March 28, 2003, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.


                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2002, including financial statements, is enclosed with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.


                               REVOCATION OF PROXY

         Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by delivery to Gwen M. Thompson, President, Clover Community Bankshares, Inc., 124 North Main Street, Clover, South Carolina 29710, of an instrument which by its terms revokes the proxy, or by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any record shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.


                                QUORUM AND VOTING

         At the close of business on March 7, 2003, there were outstanding 1,016,056 shares of the Company's common stock, with a par value of $0.01 per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 7, 2003 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

         A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter. Votes that are withheld or shares that are not voted on any such matter will have no effect on the outcome.


                       ACTIONS TO BE TAKEN BY THE PROXIES

         The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.


                              SHAREHOLDER PROPOSALS

         Any shareholder desiring to submit proposals for the consideration of the shareholders at the Annual Meeting in 2004 may do so by sending them in writing to Gwen M. Thompson, President, Clover Community Bankshares, Inc., Clover, South Carolina 29710. Such written proposals must be received prior to November 28, 2003, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. No shareholder proposal will be voted on at the Annual Meeting in 2004 unless it complies with the requirements of the Company's Bylaws and is received in writing by the Company at least 30 days prior to the Annual Meeting in 2004. If fewer than 31 days notice of the 2004 Annual Meeting is given, the written proposal must be received by the Company no later than the tenth day after the Company mails notice of the meeting to shareholders. With respect to any shareholder proposal not received by the Company prior to February 11, 2004, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         Management knows of no persons or entities that owned beneficially five percent or more of the Company's outstanding Common Stock as of March 7, 2003. The following table shows the number of shares of the Company's Common Stock beneficially owned as of March 7, 2003 by each director and each nominee for election to the Board of Directors of the Company, each executive officer named in the Summary Compensation Table, and by all directors and principal officers of the Company as a group. The percentages are calculated on the basis of the amount of outstanding securities of the Company as of the Record Date. The persons have sole voting and investment power except as noted.

                                    Amount and Nature               Percent
Name of Beneficial                    of Beneficial                   of
     Owner                              Ownership                    Class
     -----                              ---------                    -----

Charles R. Burrell                      4,000 (1)                        *
David A. Cyphers                       13,327 (2)                     1.3%
Nancy C. Daves                         25,100 (3)                     2.5%
Herbert Kirsh                          25,400 (4)                     2.5%
James H. Owen, Jr.                     11,010 (5)                     1.1%
Gwen M. Thompson                        1,507                            *
William C. Turner                      27,720 (6)                     2.7%
James C. Young                          1,200 (7)                        *
All Directors and
principal officers as
 a group (8 persons)                  110,927                        10.9%
---------------------------
*Less than one percent
(1)  Includes 3,500 shares owned by Mr. Burrell's wife.
(2) Includes 4,000 shares owned by Sifford-Stine Insurance Agency, Inc., of which Mr. Cyphers is an executive officer, as to which Mr. Cyphers disclaims beneficial ownership; and 3,327 shares owned by Mr. Cyphers' children.
(3) Includes 20,000 shares owned by Mrs. Daves' husband; and 700 shares owned by Mrs. Daves' son.
(4) Includes 10,100 shares owned by Mr. Kirsh's wife; 400 shares owned by Mr. Kirsh's son as to which Mr. Kirsh disclaims beneficial ownership; and 700 shares owned by Mutual Investors of Clover, an investment club of which Mr. Kirsh is Secretary and Treasurer.
(5) Includes 2,800 shares owned by James H. Owen, Jr. Profit Sharing Plan; 3,200 shares held in Mr. Owen's IRA account; and 160 shares held by Haselden, Owen and Boloyan, in which Mr. Owen is a partner.
(6) Includes 7,800 shares owned by the Clover Builders Supply, Inc. of which Mr. Turner, as co-owner, is a control person, as to which Mr. Turner disclaims beneficial ownership; 400 shares held by Mr. Turner as custodian for a grandson; and 9,880 shares owned by Mr. Turner's wife, as to which Mr. Turner disclaims beneficial ownership.
(7)  Includes 400 shares owned by Mr. Young's wife.


                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors of the Company at eight. The Board has nominated eight directors for election at the 2003 Annual Meeting, seven of whom are currently serving as directors. Marvin H. McCarter, who had served as a director since the Company's organization, retired from the Board in 2002. The Board of Directors has nominated David A. Cyphers to fill the seat vacated by Mr. McCarter's resignation. Mr. Cyphers has agreed to serve if he is elected. If elected, all nominees will hold office until the 2004 Annual Meeting or until their successors have been elected and qualified to serve. Information about the principal occupations and business experience of the nominees is set forth below. The Proxyholders named in the Proxy intend to vote for the persons listed in the table below. Should any nominee or nominees named become unable to serve as a director, the number of directors to be elected will be automatically reduced by the number of such persons unless the Board of Directors provides otherwise by resolution. If the Board of Directors by resolution nominates another person or persons in place of the nominee or nominees unable to serve, the Proxyholders intend to vote for election of such person or persons.


                                           Director                         Business Experience
        Name                  Age           Since                         During Past Five Years
        ----                  ---           -----                         ----------------------

Charles R. Burrell            66             1987          Retired Vice President and General Manager, Boyd Tire
                                                           and Appliance, Inc. (tire and appliance retailer).

David A. Cyphers              52               -           Vice President, Sifford-Stine Insurance Agency, Inc.

Nancy C. Daves                52             2000          Vice President, Daves Land Development since 1980 (real
                                                           estate development); actively involved in family's
                                                           cattle-feeding, ranching, and farming business; formerly
                                                           worked with agricultural lender; Corporate Secretary of
                                                           the Company since 2001.


Herbert Kirsh                 73             1987          Chairman of the Board, Clover Community Bankshares,
                                                           Inc. (since 1998) and Clover Community Bank (since
                                                           1991); previously owner and President, Kirsh Department
                                                           Store (clothing store); Representative, South Carolina
                                                           Legislature; and Owner of Treasures Unlimited
                                                           (antiques) until 2001.

James H. Owen, Jr.            51             1987          Attorney, Haselden, Owen and Boloyan (law firm)

Gwen M. Thompson              49             1992          President and Chief Executive Officer, Clover Community
                                                           Bank and Clover Community Bankshares, Inc. (since
                                                           August, 2001); Principal Accounting Officer (since
                                                           1998); Senior Vice President (1989-2001); Corporate
                                                           Secretary (1990-2001).

William C. Turner             71             1987          Retired Vice President, Clover Builders Supply, Inc.;
                                                           prior thereto, Manager, Community Cash Stores, Inc. of
                                                           Clover, S.C.

James C. Young                54             2001          Director of Operations for Maiden, N.C. and Clover,
                                                           S.C. manufacturing plants of North Safety Products

         None of the executive officers or directors are related by blood, marriage or adoption in the degree of first cousin or closer.


                      THE BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2002, the Board of Directors met 20 times, including regular and special meetings. All directors attended at least 75% of the total number of meetings of the Board of Directors and committees of which they are members.

Committees of the Board of Directors

         The Board of Directors has established an Audit Committee and an Executive Committee. Information about the functions, members and meetings of those committees is set forth below.

         Audit Committee. The Audit Committee provides general oversight of financial reporting and of the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. During 2002, the Audit Committee held nine meetings. In 2002, the members of the Audit Committee were Nancy C. Daves, Herbert Kirsh, James C. Young and Charles R. Burrell. The Audit Committee does not have a written charter. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealer's listing standards, as modified or supplemented.

         Executive Committee. The Executive Committee acts to review and recommend salary levels for top management positions, in addition to handling personnel matters. During 2002, the Executive Committee held three meetings. In 2002, the members of the Executive Committee were William C. Turner, Herbert Kirsh and James H. Owen, Jr.

         Nominating Committee. The Board has not established a nominating committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the compensation paid in 2002 to the chief executive officer. No other executive officers earned $100,000 or more during the year ended December 31, 2002.

                           Summary Compensation Table

                                                               Annual Compensation(2)                 All other
   Name and Principal Position(1)          Year               Salary               Bonus           Compensation(3)
   ---------------------------             ----               ------               -----           ---------------

Gwen M. Thompson                           2002              $90,000               $8,000              $3,378
     President, Chief Executive            2001              $78,308               $6,650              $2,549
     Officer, Chief Financial
     Officer,  and Director


----------------------
(1)  Ms. Thompson became Chief Executive Officer in August, 2001.
(2) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of total salary plus bonus.
(3) Includes $2,205 and $2,898 paid by the Company in 2001 and 2002, respectively, in employer contributions to the Company's 401(K) Plan; and $344 and $480 paid by the Company in 2001 and 2002, respectively, for life insurance premiums.

Director Compensation

         During 2002, the Company paid each director $400 per month for attendance at Board of Director meetings, committee participation and special assignments.

Employees' Retirement Savings Plan

         The Company has established the Clover Community Bankshares, Inc. Employees' Retirement Savings Plan (the "Plan"), for the exclusive benefit of all eligible employees and their beneficiaries. Employees are eligible to participate in the Plan after attaining age 21, completing 12 months of service, and being credited with 1,000 hours of service during the eligibility computation period. Employees are allowed to defer their salary up to the maximum dollar amount determined by the federal government each year. The Company will match $.50 for each dollar contributed by the employees up to 6% of their total pay and can elect to make discretionary contributions as well. Employees are fully vested in both the matching and discretionary contributions after 6 years of service.

Equity Compensation Plan Information

         The Company does not presently have any stock option or other equity compensation plans or arrangements.

                              EXTENSIONS OF CREDIT
                             AND OTHER TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2002 was $1,826,801. During 2002, $821,917 of new loans were made and repayments totaled $1,233,093.

         During 2002, the law firm of Haselden, Owen and Boloyan, Clover, South Carolina, of which James H. Owen, Jr., a director of the Company, is a partner, provided legal services to the Company. Since the Company was founded, it has regularly used the services of this law firm and proposes to continue such relationship in the current year.

         The Company has purchased insurance through Sifford-Stine Insurance Agency, Inc., Clover, South Carolina, of which David A. Cyphers, a nominee to the Board of Directors, is a vice president, since the Company was founded, and has regularly used Sifford-Stine Insurance Agency, Inc. as its insurance broker/agent.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2003. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Change of Accountants

         Legislation and Securities Exchange Commission rules adopted in 2002 have significantly increased, and will continue to increase, the regulatory burdens on audit firms that audit the financial statements of companies that are subject to the reporting requirements of the Securities Exchange Act of 1934. Consequently, many smaller audit firms are deciding to limit their audit practice to companies that are not subject to the 1934 Act. Donald G. Jones and Company, P.A., which served as the Company's principal independent accountant since 1995, is one such firm. Accordingly, effective November 19, 2002, Donald
G. Jones and Company, P.A. resigned as the Company's principal independent public accountant. Elliott Davis, LLC was engaged by the Company on November 19, 2002 to audit the Company's financial statements for the year ended December 31, 2002, and has also been selected to audit the Company's financial statements for the year ending December 31, 2003.

         Donald G. Jones and Company, P.A.'s reports on the Company's financial statements for the years ended December 31, 2001 and 2000 neither contained an adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Donald
G. Jones and Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Donald G. Jones and Company, P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

Audit Fees

         During 2002, Elliott Davis, LLC did not bill the Company for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002, and did not review any of the Company's financial statements included in its Forms 10-QSB for that year. However, the Company estimates that the total fees to be paid to Elliott Davis, LLC in 2003 in connection with the audit for the year ended December 31, 2002 will be approximately $28,300. During 2002, the Company paid Donald G. Jones and Company, P.A., the Company's former auditor, $16,058 for reviews of the financial statements included in the Company's Forms 10-QSB for 2002, and review of a Form 8-K filed in connection with the change of auditors. The Company anticipates that Donald G. Jones and Company, P.A. will bill an additional $3,000 in 2003 for services in connection with the 2002 audit.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2002, neither Donald G. Jones and Company, P.A. nor Elliott Davis, LLC provided the Company with any services related to financial information systems design or implementation.

All Other Fees

         During the year ended December 31, 2002, Donald G. Jones and Company, P.A. billed the Company an aggregate of $4,718 for income tax preparation services and assistance with new disclosure controls and policies. Elliott Davis, LLC did not provide the Company any other services in 2002. The Audit Committee considered whether the provision of these services was compatible with maintaining Donald G. Jones and Company, P.A.'s independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2002. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

               Charles R. Burrell              Herbert Kirsh
               Nancy C. Daves                  James C. Young

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at the meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2002, free of charge by requesting such form in writing from Gerald L. Bolin, Executive Vice President and Chief Operating Officer, Clover Community Bankshares, Inc., 124 North Main Street, Clover, South Carolina 29710. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                     PROXY

                       CLOVER COMMUNITY BANKSHARES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - MONDAY, APRIL 21, 2003

         Frank McC. Gadsden or Judy M. Lark, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned all of the shares of Common Stock of Clover Community Bankshares, Inc. held of record by the undersigned on March 7, 2003, at the Annual Meeting of Shareholders to be held on April 21, 2003, and at any adjournment thereof, as follows:

1.  ELECTION OF   [ ] FOR all nominees listed      [ ]  WITHHOLD AUTHORITY
    DIRECTORS         below (except any I have          to vote for all nominees
                       written below)                   below


Charles R. Burrell, David A. Cyphers, Nancy C. Daves, Herbert Kirsh, James H. Owen, Jr., Gwen M. Thompson, William C. Turner, James C. Young

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


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2.   And, in the  discretion  of said  agents,  upon such other  business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign below exactly as your name appears on the stock certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. All joint owners must sign.

Dated: _____________ , 2003               ______________________________________

                                          ______________________________________

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

This is a revocable proxy and may be revoked at the pleasure of the shareholder prior to its exercise. Returning the signed proxy will not prevent you from voting in person if you attend the meeting. However, for planning purposes, management would like to know if you will be attending. Please so indicate by checking the appropriate box.

      [ ] YES I plan to attend          [ ]  NO I do not plan to attend